                                                                    EXHIBIT 10.6

                                 CHEROKEE INC.

                        INCENTIVE STOCK OPTION AGREEMENT

  THIS AGREEMENT, dated as of ________________, is made by and between Cherokee Inc., a Delaware corporation hereinafter referred to as the "Company," and an employee of the Company or a Parent Corporation or Subsidiary of the Company, hereinafter referred to as the "Employee":

  WHEREAS, the Company maintains the Cherokee Inc. 1995 Incentive Stock Option Plan (the "Plan");

  WHEREAS, the Company wishes to afford the Employee the opportunity to purchase shares of its $.02 par value Common Stock (the "Common Stock") pursuant to the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

  WHEREAS, the Plan Administrator, appointed to administer the Plan, has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Incentive Stock Option provided for herein to the Employee as an inducement to enter into or remain in the service of the Company, its Parent Corporation or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned Officers to issue said Option;

  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                                  DEFINITIONS

  Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.1. Board

  "Board" shall mean the Board of Directors of the Company.

Section 1.2. Code

  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

Section 1.3. Company

  "Company" shall mean Cherokee Inc., a Delaware corporation.

Section 1.4. Disability

  "Disability" shall mean the inability of the Employee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) consecutive months. The determination of whether the Employee has a Disability shall be determined in accordance with Section 22(e)(3) of the Code under procedures established by the Plan Administrator.


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Section 1.5. Exchange Act

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.6. Officer

  "Officer" shall mean an officer of the Company, as defined in Rule 1 6a- 1(f) under the Exchange Act, as such Rule may be amended in the future.

Section 1.7. Option

  "Option" shall mean the incentive stock option to purchase Common Stock of the Company granted under this Agreement.

Section 1.8. Parent Corporation

  "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

Section 1.9. Plan

  "Plan" shall mean the Cherokee Inc. 1995 Incentive Stock Option Plan, as amended from time to time.

Section 1.10 Administrator

  "Plan Administrator" shall have the meaning ascribed to such term in the Plan.

Section 1.11 Rule 16b-3

  "Rule l6b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

Section 1.12. Secretary

  "Secretary" shall mean the Secretary of the Company.

Section 1.13. Securities Act

  "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.14. Subsidiary

  "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one
(1) of the other corporations in such chain.

Section 1.15. Termination of Employment

  "Termination of Employment" shall mean the time when the employee-employer relationship between the Employee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding any termination where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Plan Administrator, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

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                                  ARTICLE II.

                                GRANT OF OPTION

Section 2.1. Grant of Option

  In consideration of the Employee's agreement to remain in the employ of the Company, its Parent Corporations or its Subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Employee the Option to purchase any part or all of an aggregate of _________ shares of its $.02 par value Common Stock upon the terms and conditions set forth in this Agreement.

Section 2.2. Option Price

  The purchase price of the shares of stock covered by the Option shall be
$     per share without commission or other charge.

Section 2.3. Consideration to Company

  In consideration of the granting of this Option by the Company, the Employee agrees to render faithful and efficient services to the Company, a Parent Corporation or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its parent Corporations and its Subsidiaries, which are hereby expressly reserved, no discharge the Employee at any time for any reason whatsoever, with or without cause.

Section 2.4. Adjustments in Option

    (a) The event of a merger, consolidation, recapitalization, reorganization, reclassification, separation, stock dividend (but only on Common Stock), extraordinary cash dividend, stock split, reverse stock split, combination of shares, or like change in the corporate or capital structure of the Company, the Plan Administrator shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, and/or in the Option price per share, to the end that after such event the Employee's proportionate interest shall be maintained as before the occurrence of such event, [Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of thc Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices)]; provided however, that each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Plan Administrator shall be final and binding upon the Employee, the Company and all other interested persons.

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                                  ARTICLE III.

Section 3.1. Commencement of Exercisability

  a) (a) If the Optionee has continued to serve in the capacity of an officer, employee, or director with the Company (or a subsidiary thereof, as the case may be) on the following dates, the Optionee may, subject to Section 13 hereof, exercise this Option for the portion of the total number of shares subject to this Option set opposite the applicable date below the ("Accrued Installments"):

   Less than one year from the date hereof.......................    -0- shares
   One year but less than two years from the date hereof.........        shares
   Two years but less than three years from the date hereof......        shares
   Three years but less than four years from the date hereof.....        shares

  The Accrued Installments are cumulative and, while the Optionee continues to serve as an officer, director or employee of the Company (or a subsidiary thereof, as the case may be), the Accrued Installments may be exercised up to and including the date which is ten years from the date this Option is granted (the "Anniversary Date"). All of the foregoing rights are subject to Sections 3 and 4 hereof, as appropriate, if the Optionee ceases to serve as an officer, director or employee of the Company (or a subsidiary thereof, as the case may be) or becomes disabled or dies while serving as an officer, director or employee of the Company (or a subsidiary thereof, as the case may be).

    (b) No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

Section 3.2. Duration of Exercisability

  The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3. Expiration of Option

  The Option may not be exercised to any extent by anyone after the first to occur of the following events:

    (a) The expiration of ten (10) years from the date the Option was granted; or

    (b) If the Employee owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five (5) years from the date the Option was granted; or

    (c) The time of the Employee's Termination of Employment unless such Termination of Employment results from his death, his retirement, his Disability or his being discharged not for good cause; or

    (d) The expiration of three (3) months from the date of the Employee's Termination of Employment by reason of his retirement or his being discharged not for good cause, unless the Employee dies within said three-month period; or

    (e) The expiration of one (1) year from the date of the Employee's Termination of Employment by reason of his Disability; or

    (f) The expiration of one (1) year from the date of the Employee's death;
  or

    (g) The effective date of (i) the merger, reorganization or consolidation of the Company with or into another corporation, (ii) the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or (iii) the liquidation or dissolution of the Company (in each case in which the Company is not the surviving corporation or the Company becomes a wholly owned subsidiary of another corporation), unless the Plan

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  Administrator waives this provision in connection with such transaction. At least fifteen (15) days prior to the effective date of such merger, reorganization, consolidation, acquisition, liquidation or dissolution, the Plan Administrator shall give the Employee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

Section 3.4. Acceleration of Exercisability

  In the event of (i) the merger, reorganization or consolidation of the Company with or into another corporation, (ii) the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or
(iii) the liquidation or dissolution of the Company (in each case in which the Company is not the surviving corporation or the Company becomes a wholly owned subsidiary of either corporation), the Option shall, for a ten-day period ending on the fifth day immediately preceding the effective date of such event, be exercisable as to all the shares covered hereby, notwithstanding that the Option may not yet have become fully exercisable under Section 3.1 (a); provided, however, that this acceleration of exercisability shall not take place if:

    (a) The Option becomes unexercisable under Section 3.3 prior to said effective date; or

    (b) In connection with such an event, provision is made for an assumption of the Option or a substitution therefor of a new option by an employer corporation, or a parent or subsidiary of such corporation, so that such assumption or substitution complies with the provisions of Section 424(a) of the Code; and

  provided, further, that nothing in this Section 3.4 shall make this Option exercisable if it is otherwise unexercisable by reason of Section 3.5.

  Notwithstanding the foregoing, in the event that the transaction causing an acceleration of exercisability under this Section is not consummated, (i) any vested installment that was exercised pursuant to this Section may, at the election of the Employee, be rescinded, and (ii) any unvested installment that became exercisable solely by reason of the provisions of this Section shall again become unvested and unexercisable as of the termination of the transaction, subject to the regular terms and provisions of this Agreement. The Plan Administrator may make such determinations and adopt such other ru1es and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction, and determinations regarding whether provisions for assumption or substitution have been made as defined in subsection (b) above.

Section 3.5. Special Tax Consequences

  The Employee acknowledges that, to the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the
Code), including the Option are exercisable for the first time by the Employee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be treated as not qualifying under Section 422 of the Code but rather shall be taxed as non-qualified options. The Employee further acknowledges that the rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the fair market value of stock shall be determined as of the time the option with respect to such stock is granted.

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                                  ARTICLE IV.

                               EXERCISE OF OPTION

Section 4.1. Person Eligible to Exercise

  During the lifetime of the Employee, only he may exercise the Option or any portion thereof. After the death of the Employee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under
Section 3.3, be exercised by his personal representative or by any person empowered to do so under the Employee's will or under the then applicable laws of descent and distribution.

Section 4.2. Partial Exercise

  Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3;

Section 4.3. Manner of Exercise

  The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

    (a) Notice in writing signed by the Employee or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised and stating the number of shares with respect to which the Option or portion is exercised, such notice complying with all applicable rules established by the Plan Administrator; and

    (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is exercised; or

      (ii) With the consent of the Plan Administrator, a copy of instructions to a broker directing such broker to sell the number of shares of Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price under such Option for such shares (a "cashless exercise"); or

      (iii) With the consent of the Plan Administrator, shares of the Company's Common Stock owned by the Employee duly endorsed for transfer to the Company with a fair market value (as determined under Section
    2.6 of the Plan) on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised; or

      (iv) With the consent of the Plan Administrator, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Plan Administrator. The Plan Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; and

    (c) A bona fide written representation and agreement, in a form satisfactory to the Plan Administrator, signed by the Employee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Employee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Plan Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Plan Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation arid agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares;

    (d) Full payment (in cash or by check) to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option. With the consent of the Plan Administrator, (i) a copy of instructions to a broker directing such broker to sell a number of shares of Common Stock sufficient to make such payment, and to remit to the Company the amount required to satisfy such payment, or (ii) shares of the Company's Common Stock owned by the Employee duly endorsed for transfer with a fair market value (as determined under Section 2.6 of the Plan) on the date of delivery equal to the amount required to satisfy such payment, or (iii) a combination of one or more of the foregoing payment methods, may be used to make all or part of such payment;

    (e) In the event the Option or portion shall be exercised pursuant to
  Section 4.1 by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option; and

    (f) Delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Employee (or his designee) a certificate for the number of shares of Common Stock for which the Option was exercised or, in the case of a cashless exercise, for any such shares that were not sold in the cashless exercise.

Section 4.4. Conditions to Issuance of Stock Certificates

  The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

    (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

    (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Plan Administrator shall, in its absolute discretion, deem necessary or advisable; and

    (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Plan Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

    (d) The payment to the Company (or other employer Corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

    (e) The lapse of such reasonable period of time following the exercise of the Option as the Plan Administrator may from time to time establish for reasons of administrative convenience.

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Section 4.5. Rights as Shareholder

  The holder of the Option shall not be, nor have any of the rights or privileges of; a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                   ARTICLE V.

                                OTHER PROVISIONS

Section 5.1. Administration

  The Plan Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Plan Administrator in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Plan Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. Except as set forth in the Plan, the Board shall have no right to exercise any of the rights or duties of the Plan Administrator under the Plan and this Agreement.

Section 5.2. Option Not Transferable

  Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect;

provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3. Shares to Be Reserved

  The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.


Section 5.4. Notices

  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Chief Financial Officer, and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when delivered in person or mailed by first-class mail (return receipt requested), telex, telecopy or overnight courier to the other's address. It shall be the obligation of the Employee and each transferee holding Common Stock purchased pursuant to the exercise of the Option to provide the Plan Administrator, c/o Vice President--Finance and Reporting of the Company, by letter mailed as provided above, with written notice of his or her correct mailing address.

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Section 5.5. Titles

  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6. Shareholder Approved

  The Plan was approved by the Company's shareholders within twelve (12) months after the date the Plan was initially adopted by the Board.

Section 5.7. Notification of Disposition

  The Employee shall give prompt notice to thc Company of any disposition or other transfer of any shares of stock acquired under this Agreement if such disposition or transfer is made (a) within two (2) years from the date of granting the Option with respect to such shares or (b) within one (1) year after the transfer of such shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee in such disposition or other transfer.

Section 5.8. Construction

  This Agreement shall be administered, interpreted and enforced under the laws of the State of California.

Section 5.9. Conformity to Securities Laws

  The Employee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

  IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                          "COMPANY"

                                          CHEROKEE INC.,
                                          a Delaware corporation

                                          By: _________________________________
                                           Chief Financial Officer & Secretary

"EMPLOYEE"

_____________________________________
[Employee name]

_____________________________________

_____________________________________
Address

Employee's Taxpayer
Identification Number:

_____________________________________

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